                                                                   EX-99.B(h)(4)


                                   FUNDS TRUST
                           SHAREHOLDER SERVICING PLAN

                                   APPENDIX A

   --------------------------------------------------------------------------------------
   Funds Trust                                                              Maximum
   Funds and Share Classes                                                Shareholder
                                                                         Servicing Fee
   --------------------------------------------------------------------------------------

   1.   Asset Allocation Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class C                                                               0.25
        Institutional Class                                                   0.10
   --------------------------------------------------------------------------------------
   2.   California Limited Term Tax-Free Fund
        Class A                                                               0.25
        Class C                                                               0.25
   --------------------------------------------------------------------------------------
   3.   California Tax-Free Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class C                                                               0.25
   --------------------------------------------------------------------------------------
   4.   California Tax-Free Money Market Fund
        Class A                                                               0.25
   --------------------------------------------------------------------------------------
   5.   Cash Investment Money Market Fund
        Service Class                                                         0.25
   --------------------------------------------------------------------------------------
   6.   Colorado Tax-Free Fund
        Class A                                                               0.25
        Class B                                                               0.25
   --------------------------------------------------------------------------------------
   7.   Diversified Equity Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class C                                                               0.25
   --------------------------------------------------------------------------------------
   8.   Diversified Small Cap Fund
        Institutional Class                                                   0.10
   --------------------------------------------------------------------------------------
   9.   Equity Income Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class C                                                               0.25
   --------------------------------------------------------------------------------------
   10.  Equity Index Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class O                                                               0.20
   --------------------------------------------------------------------------------------
   11.  Equity Value Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class C                                                               0.25
   --------------------------------------------------------------------------------------
   12.  Government Money Market Fund
        Class A                                                               0.25
   --------------------------------------------------------------------------------------
   13.  Growth Balanced Fund
        Class A                                                               0.25
        Class B                                                               0.25
        Class C                                                               0.25
   --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   14.  Growth Equity Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   15.  Growth Fund
        Class A                                                         0.25
        Class B                                                         0.25
--------------------------------------------------------------------------------
   16.  High Yield Bond Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   17.  Income Fund
        Class A                                                         0.25
        Class B                                                         0.25
--------------------------------------------------------------------------------
   18.  Income Plus Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   19.  Index Allocation Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   20.  Inflation-Protected Bond Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   21.  Intermediate Government Income Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   22.  International Equity Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   23.  Large Cap Appreciation Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   24.  Large Company Growth Fund
        Class A                                                         0.25
        Class B                                                         0.25
        Class C                                                         0.25
--------------------------------------------------------------------------------
   25.  Limited Term Government Income Fund
        Class A                                                         0.25
        Class B                                                         0.25
--------------------------------------------------------------------------------
   26.  Liquidity Reserve Money Market Fund
        Investor Class                                                  0.25
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
27. Mid Cap Growth Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
28. Minnesota Money Market Fund
    Class A                                                      0.25
-----------------------------------------------------------------------
29. Minnesota Tax-Free Fund
    Class A                                                      0.25
    Class B                                                      0.25
-----------------------------------------------------------------------
30. Money Market Fund
    Class A                                                      0.25
    Class B                                                      0.25
-----------------------------------------------------------------------
31. National Tax-Free Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
32. National Tax-Free Institutional Money Market Fund
    Service Class                                                0.25
-----------------------------------------------------------------------
33. National Tax-Free Money Market Fund
    Class A                                                      0.25
-----------------------------------------------------------------------
34. OTC Growth Fund
    Class 0                                                      0.25
-----------------------------------------------------------------------
35. Outlook Today Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
36. Outlook 2010 Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
37. Outlook 2020 Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
38. Outlook 2030 Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
39. Outlook 2040 Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------
40. Overland Express Sweep Fund                                  0.30
-----------------------------------------------------------------------
41. Prime Investment Money Market Fund
    Service Class                                                0.25
-----------------------------------------------------------------------
42. SIFE Specialized Financial Services Fund
    Class A                                                      0.25
    Class B                                                      0.25
    Class C                                                      0.25
-----------------------------------------------------------------------

-------------------------------------------------------------------------------
43.  Small Cap Growth Fund
     Class A                                                              0.25
     Class B                                                              0.25
     Class C                                                              0.25
     Institutional Class                                                  0.10
-------------------------------------------------------------------------------
44.  Small Cap Opportunities Fund
     Institutional Class                                                  0.10
-------------------------------------------------------------------------------
45.  Small Company Growth Fund
     Institutional Class                                                  0.10
-------------------------------------------------------------------------------
46.  Small Company Value Fund
     Class A                                                              0.25
     Class B                                                              0.25
     Class C                                                              0.25
     Institutional Class                                                  0.10
-------------------------------------------------------------------------------
47.  Specialized Health Sciences Fund
     Class A                                                              0.25
     Class B                                                              0.25
     Class C                                                              0.25
-------------------------------------------------------------------------------
48.  Specialized Technology Fund
     Class A                                                              0.25
     Class B                                                              0.25
     Class C                                                              0.25
-------------------------------------------------------------------------------
49.  Stable Income Fund
     Class A                                                              0.25
     Class B                                                              0.25
-------------------------------------------------------------------------------
50.  Treasury Plus Institutional Money Market Fund
     Service Class                                                        0.25
-------------------------------------------------------------------------------
51.  Treasury Plus Money Market Fund
     Class A                                                              0.25
-------------------------------------------------------------------------------
52.  100% Treasury Money Market Fund
     Class A                                                              0.25
-------------------------------------------------------------------------------


     Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

     Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8,
2001, August 7, 2001, November 6, 2001 February 5, 2002, May 7, 2002, August 6,
2002, and November 5, 2002.

     Most recent annual approval date: August 6, 2002.